Financial Income, Net (Tables)	12 Months Ended
Dec. 31, 2014
Schedule of financial income (expense) [Table Text Block]
	2014	2013	2012
Interest income	31	59	126
Interest expense	(65)	(1,967)	(2,065)
Depreciation of prepaid expenses on debt grant	-	-	(31)
Changes in fair value of the 2007 Convertible Debentures	-	-	(282)
Warrants exercises	83	-	-
Changes in fair value of the warrants	1,722	1,007	(92)
Impact from the January 2012 Exchange Agreement	-	-	(2,250)
Total	1,771	(901)	(4,594)